                                                                    Exhibit 24.2

                               POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Gas Transmission, Northwest Corporation (formerly Pacific Gas Transmission Company) hereby constitutes and appoints Paula E. Pyron and Linda Y.H. Cheng, or either of them, as his attorneys-in-fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 1999, required by Section 13 or 15(d) of the Securities Exchange Act of 1934, and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys-in-fact or either of them may do or cause to be done by virtue hereof.

     This document may be signed in counterparts.

     IN WITNESS WHEREOF, we have executed this document this 23rd day of March, 2000.

                            /s/ Thomas B. King
                      ----------------------------------
                                Thomas B. King


                            /s/ Peter A. Darbee
                      ----------------------------------
                                Peter A. Darbee


                         /s/ Bruce R. Worthington
                      ----------------------------------
                             Bruce R. Worthington

                               POWER OF ATTORNEY

     THOMAS B. KING, the undersigned, President and Chief Operating Officer of PG&E Gas Transmission, Northwest Corporation, hereby constitutes and appoints Paula E. Pyron and Linda Y.H. Cheng, or either of them, as his attorneys-in-fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as President and Chief Operating Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1999, required by Section 13 or 15(d) of the Securities Exchange Act of 1934, and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys-in-fact or either of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this document this 23rd day of March, 2000.

                                                       /s/ Thomas B. King
                                                  ------------------------------
                                                           Thomas B. King

                               POWER OF ATTORNEY


     JEFFREY J. McPARLAND, the undersigned, Senior Vice President, Chief Financial Officer and Treasurer, of PG&E Gas Transmission, Northwest Corporation, hereby constitutes and appoints Paula E. Pyron and Linda Y.H. Cheng, or either of them, as his attorneys-in-fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President, Chief Financial Officer and Treasurer (principal financial and accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1999, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys-in-fact or either of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this document this 23rd day of March, 2000.

                                                  /s/ Jeffrey J. McParland
                                             -----------------------------------
                                                     Jeffrey J. McParland